Supplement dated December 20, 2019 to the Wilmington Funds Prospectus dated August 31, 2019 (the “Prospectus”)

Effective December 20, 2019, the information in the Prospectus with respect to the Wilmington Real Asset Fund will be amended, supplemented, or replaced as follows:

Portfolio Manager Changes

Effective December 20, 2019, Mihir P. Worah, of Pacific Investment Management Company, LLC (“PIMCO”), a sub-adviser of the Wilmington Real Asset Fund (the “Fund”), ceased to be a portfolio manager of the Fund. Mr. Worah was replaced as portfolio manager on the Fund by Daniel He of PIMCO. Accordingly, all references to Mr. Worah in the Prospectus are hereby deleted and replaced as described below:

The following supplements and amends certain information on page 18 of the Prospectus under the sub-section entitled “Investment Sub-Advisor”:

Portfolio Managers	Title	Service Date (with the Fund)
Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2017
Jordan Strauss, CFA	Administrative Vice President and Portfolio Manager at WTIA	2015
Steve A. Rodosky	Managing Director and Portfolio Manager for Real Return Strategies at PIMCO	2019
Daniel He	Senior Vice President and Portfolio Manager for Real Return Strategies at PIMCO	2019
Paul Bouchey	Global Head of Research at Parametric	2014
Thomas C. Seto	Head of Investment Management at Parametric	2014

The following amends and replaces information on page 78 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities”:

Multi-Manager Real Asset Fund – Matthew D. Glaser and Jordan Strauss, CFA, are responsible for the day-to-day management of the Real Asset Fund, including the portion allocated to the enhanced cash strategy. Steve A. Rodosky and Daniel He oversee the day-to-day management of the portion of the Real Asset Fund allocated to PIMCO. Paul Bouchey and Thomas C. Seto oversee the day-to-day management of the portion of the Real Asset Fund allocated to Parametric.

The following amends information on pages 78-82 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies”:

Daniel He is a Senior Vice President and Portfolio Manager in the Newport Beach office of PIMCO. Mr. He is a member of the Liquid Products Group specializing in Real Return and Mortgage-Backed Securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. Mr. He has 14 years of investment experience and holds an MBA from the University of Chicago Booth School of Business. He also holds a master’s degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

Please keep this Supplement for future reference.

Supplement dated December 20, 2019 to the Wilmington Funds Statement of Additional Information dated August 31, 2019 (the “SAI”)

Effective December 20, 2019, the information in the SAI with respect to the Wilmington Real Asset Fund will be amended, supplemented, or replaced as follows:

Portfolio Manager Changes

Effective December 20, 2019, Mihir P. Worah, of Pacific Investment Management Company, LLC (“PIMCO”), a sub-adviser of the Wilmington Real Asset Fund (the “Fund”), ceased to be a portfolio manager of the Fund. Mr. Worah was replaced as portfolio manager on the Fund by Daniel He of PIMCO. Accordingly, all references to Mr. Worah in the SAI are hereby deleted and replaced as described below:

Effective December 20, 2019, the following amends and supplements certain information on page 97 of the SAI under the section entitled “Who Manages and Provides Services to the Funds?”, the sub-section entitled “Sub-Advisory Services” and the sub-sub-section entitled, “Pacific Investment Management Company, LLC (“PIMCO”)”:

Other Accounts Managed (As of November 30, 2019)

	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Portfolio Manager/Type of Accounts
Daniel He
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	2	$593.51	0	0
Other Accounts:	0	0	0	0

Please keep this Supplement for future reference.